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                                                                    EXHIBIT 10.1



                        AMENDMENT NO. 5 & LIMITED WAIVER
                             TO THE CREDIT AGREEMENT

                  This AMENDMENT NO. 5 & LIMITED WAIVER TO THE CREDIT AGREEMENT (this "AMENDMENT") is dated as of September 30, 2000 and entered into by and among Telespectrum Worldwide, Inc., a Delaware corporation (the "BORROWER"), the financial institutions listed on the signature pages hereof (the "LENDERS"), BNP Paribas, as collateral agent (the "AGENT"), and Bank of America, N.A., as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT").


                                    RECITALS

                  WHEREAS, the Borrower, the Lenders, the Agent and the Administrative Agent have entered into a Credit Agreement dated as of June 30, 1999 (as heretofore amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement, and

                  WHEREAS, the Borrower has (i) advised the Agent, the Administrative Agent and the Lenders of its solicitation of cash investments by investors on a subordinated basis, (ii) requested that the Lenders extend the time within which the Borrower must comply with certain repayment obligations pursuant to the Credit Agreement, (iii) requested that Required Lenders waive compliance with certain financial covenants set forth in the Credit Agreement for the fiscal quarter ending on September 30, 2000, and (iv) requested that the Agent, the Administrative Agent and the Lenders make certain other amendments as set forth below;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the agreements, terms and conditions set forth in this Amendment, including, without limitation, the satisfaction of the conditions precedent set forth in Section 5, hereby amended as follows:

                  (a) The definition of "RELATED DOCUMENTS" in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" immediately after "the MDC Subordinated Notes" and inserting a "," therefor, and (ii) inserting "and the Designated Subordinated Notes" immediately after "the TLSP Subordinated Debt".

                  (b)      The following new definitions are hereby added to
         Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

                           (i) "FIFTH AMENDMENT" means Amendment No. 5 and Limited Waiver to the Credit Agreement dated as of September 30, 2000.

                           (ii) "FIFTH AMENDMENT EFFECTIVE DATE" as defined in the Fifth Amendment.
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                           (iii)    "DESIGNATED SUBORDINATED DEBT" means the
                  indebtedness and all of the obligations of the Borrower under or in respect of the Designated Subordinated Notes.

                           (iv) "DESIGNATED SUBORDINATED NOTES" means, collectively, the promissory notes issued by the Borrower after September 30, 2000 and on or before November 15, 2000, in an aggregate principal amount not to exceed $30,000,000 containing terms and conditions (including, without limitation, the subordination thereof to all Obligations under or in respect of the Loan Documents) satisfactory to the Agent, the Administrative Agent and the Required Lenders in their sole discretion, as amended, supplemented or otherwise modified from time to time in accordance with their terms and the terms of this Agreement.

                           (v)      "NEW EQUITY CONTRIBUTION" means the
                  contribution by investors of $3,000,000 in Net Cash Proceeds to the Borrower on terms satisfactory to the Agent in accordance with Section 5.01(p) of this Agreement.

                  (c) Section 2.04(a) of the Credit Agreement is hereby amended by deleting the reference to "September 30, 2000" contained in the table therein and substituting therefor "November 15, 2000".

                  (d) Section 2.06(b)(ii) of the Credit Agreement is hereby amended by adding the following proviso to the end thereof:

                           "; provided, further, however, that so long as no Default shall have occurred and be continuing, in the case of clause
         (B) Net Cash Proceeds derived from the issuance of the Designated Subordinated Notes shall, on the date received by the Borrower or any of its Subsidiaries, be applied to the Advances as follows:

                           first, in accordance with Section 2.04(a), ratably to the Term Lenders the aggregate outstanding principal amount of the Term Advances due on November 15, 2000 and December 31, 2000,

                           second, in accordance with Section 2.04(a), ratably to the Term Lenders an aggregate outstanding principal amount of not less than $5,675,000,

                           third, to permanently repay all Revolving Credit Advances and terminate the Revolving Credit Commitments in accordance
         Section 2.05(a); it being understood that the Borrower and the Agent each respectively waive the applicable notice requirements of Section 2.05(a),

                           fourth, to repay any Working Capital Advances made from, and including, the Fifth Amendment Effective Date through the date of receipt by the Borrower or any of its Subsidiaries of Net Cash Proceeds of the Designated Subordinated Debt,

                           fifth, if requested in writing to the Borrower, with a copy to the Agent, by providers of any portion of the Net Equity Contribution, to repay such portions of the Net Equity Contribution as requested, and


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                           sixth, to repay Working Capital Advances in an amount
         not less than the remaining Net Cash Proceeds after giving effect to this proviso."

                  (e) Section 5.01 of the Credit Agreement is hereby amended by adding a new clause (p) as follows:

                           "(p) New Equity Contribution. Prior to the making of any Working Capital Advances or any Revolving Credit Advances on or after the Fifth Amendment Effective Date, Net Cash Proceeds from the New Equity Contribution shall have been placed in an escrow account with Agent on terms and conditions satisfactory to Agent, including, without limitation, the condition that (i) $2,000,000 of such funds shall be released and deemed invested in the Borrower on the second Business Day following the initial public disclosure by the Borrower of its financial results for the fiscal quarter ended September 30, 2000, and (ii) the remaining $1,000,000 shall be released and deemed invested in the Borrower concurrently upon satisfaction of the following conditions: (y) the making of the investment in eSatisfy contemplated by Section 2(a) of the Fifth Amendment shall have been made by the Borrower, and (z) the making of the Working Capital Advances contemplated by Section 2(b) of the Fifth Amendment shall have been made by the Working Capital Lenders. Borrower acknowledges and agrees that any failure to comply with the terms of this Section 5.01(p) shall constitute an immediate Default."

                  (f) Section 5.02(b)(i) of the Credit Agreement is hereby amended by deleting the word "and" immediately after clause (B) thereof, inserting the word "and" immediately after clause (C) thereof, and adding a new clause (D) as follows:

                           "(D)     the Designated Subordinated Debt; provided
                  that (i) on or prior to the issuance of the Designated Subordinated Debt, Borrower shall have received Net Cash Proceeds from the New Equity Contribution in accordance with
                  Section 5.01(p), (ii) the fees, costs and expenses to be paid by the Borrower or any of its Subsidiaries in connection with the incurrence of the Designated Subordinated Debt shall not exceed $2,000,000, and (iii) the Net Cash Proceeds of the issuance of the Designated Subordinated Notes are applied as required by Section 2.06(b)(ii)."

                  (g) Section 5.02(b)(ii)(F) of the Credit Agreement is hereby amended by deleting the word "or" immediately after subclause
         (2) thereof, inserting a "," therefor, inserting ",or" immediately after subclause (3), and adding a new subclause (4) as follows:

                           "(4) not due to [Siebel/Genesis];"

                  (h) Section 5.02(g) of the Credit Agreement is hereby amended by deleting the word "and" immediately after clause (D) thereof, inserting the word "and" immediately after clause (E) thereof, and adding a new clause (F) as follows:

                           "(F)     so long as no Default has occurred and is
                  continuing, and upon the release from escrow pursuant to
                  Section 5.01(p) of Net Cash Proceeds from the


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                  New Equity Contribution, Investments in an aggregate amount not to exceed $1,000,000 in eSatisfy; provided that such Investments are made by the Borrower on or before November 15, 2000;"

                  SECTION 2. Conditions to Amendments. Notwithstanding anything to the contrary contained in the Credit Agreement, as amended by this Amendment (the "AMENDED AGREEMENT"), and in consideration of the amendments set forth in
Section 1 above,

                  (a) the Borrower shall not request any Borrowings nor shall any of the Lenders make any Advances during the period commencing on the Fifth Amendment Effective Date through November 15, 2000 (such period being the "WAIVER PERIOD"), provided, however, that solely during the Waiver Period and following the deposit of the Net Cash Proceeds from the New Equity Contribution into escrow pursuant to
         Section 5.01(p) of the Credit Agreement, the Borrower may request Working Capital Borrowings or Revolving Credit Borrowings, and the Working Capital Lenders and Revolving Credit Lenders shall make Working Capital Advances or Revolving Credit Advances, as applicable, in each case in an aggregate amount not to exceed $2,000,000 so long as no Default shall have occurred and be continuing at the time of such request or on the date of such Working Capital Advance or Revolving Credit Advance; provided further that the proceeds of such Working Capital Borrowings or Revolving Credit Borrowings may be used solely for the Borrower's general corporate purposes and working capital needs; provided further that deposit of the Net Cash proceeds from the new Equity Contribution into escrow pursuant to Section 5.01(p) of the Credit Agreement and until the release from escrow pursuant to Section 5.01(p) of the Credit Agreement of the Net Cash Proceeds of the New Equity Contribution, the Borrower may use an aggregate amount of proceeds of the Working Capital Advances and/or the Revolving Credit Advances no greater than $666,667 to make Investments in eSatisfy; provided further, however, that until such time as the Borrower shall have made Investments in eSatisfy after the Fifth Amendment Effective Date, the amount of Net Cash Proceeds of the New Equity Contribution available to the Borrower shall be reduced by $1,000,000 unless the Lenders have agreed to make $1,000,000 in additional Working Capital Advances to be used solely for the Borrower's general corporate purposes and working capital needs thereby increasing the $2,000,000 amount referred to in this section to $3,000,000, and

                  (b) furthermore, so long as the Net Cash Proceeds from the New Equity Contribution have been deposited into escrow pursuant to
         Section 5.01(p) of the Credit Agreement, the Borrower may request Working Capital Borrowings, and the Working Capital Lenders shall make Working Capital Advances, in each case in an aggregate amount not to exceed $3,000,000 so long as no Default shall have occurred and be continuing at the time of such request or on the date of such Working Capital Advance; provided that the proceeds of such Working Capital Borrowings may be used solely to meet the Borrower's obligations to pay interest on Term Advances and Working Capital Advances pursuant to
         Section 2.07(a) of the Credit Agreement.

                  SECTION 3. Waivers. Subject to the agreements, terms and conditions set forth herein, including, without limitation, the satisfaction of the conditions precedent set forth in Section 5, and in reliance on the representations and warranties of the Borrower herein


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contained, the undersigned Required Lenders hereby waive Borrower's compliance with (i) the maximum Leverage Ratio set forth in Section 5.04(a)(ii) of the Credit Agreement solely for the for the fiscal quarter ending in September 2000,
(ii) the minimum Fixed Charge Coverage Ratio set forth in Section 5.04(b) of the Credit Agreement solely for the Rolling Period ending on September 30, 2000, and
(iii) the minimum Interest Coverage Ratio set forth in Section 5.04(c) of the Credit Agreement solely for the Rolling Period ending in the fiscal month period ending in September 2000.

                  SECTION 4. Limitation of Waivers. Without limiting the generality of the provisions of Section 8.01 of the Credit Agreement, the waivers set forth in Section 3 above shall be limited precisely as written and relate solely to the noncompliance by the Borrower with the provisions of Sections 5.04(a)(ii), 5.04(b) and 5.04(c) of the Credit Agreement in the manner and to the extent described above, and nothing in this Amendment shall be deemed to:

                  (a) constitute a waiver of compliance by the Borrower with respect to (i) Sections 5.04(a)(ii), 5.04(b) and 5.04(c) of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with Sections 5.04(a)(ii), 5.04(b) and 5.04(c) of the Credit Agreement or otherwise); or

                  (b) prejudice any right or remedy that the Agent, Administrative Agent or any Lender may now have (except to the extent such right or remedy may have been based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein;

provided, however, that the waivers set forth in Section 3 of this Amendment shall cease to be of any force or effect on November 15, 2000.

                  Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

                  SECTION 5. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written (the "FIFTH AMENDMENT EFFECTIVE DATE") when, and only when:


                  (a) Agent shall have received on or before the Fifth Amendment Effective Date, in form and substance satisfactory to Agent and in sufficient copies for each Lender Party (i) counterparts of this Amendment executed by the Borrower and the Required Lenders and each Working Capital Lender or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment, and (ii) the consent attached hereto executed by each Guarantor (the "CONSENT"), and

                  (b) Borrower, by its execution of this Amendment, has consented to the retention of Policano & Manzo LLC as financial advisor to the Agent on behalf of the Lenders ("POLICANO & MANZO"), and representatives of Policano & Manzo have begun


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         the procedures agreed upon by the Borrower and the Agent on the premises, wherever located, of the Borrower and its Subsidiaries.

                  This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

                  SECTION 6. Representations and Warranties of the Borrower. As of the Fifth Amendment Effective Date, the Borrower represents and warrants as follows:


                  (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated in the recital of parties to this Amendment.

                  (b) The execution, delivery and performance by the Borrower of this Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party, and the consummation of the transactions contemplated hereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Borrower's charter or by-laws, (ii) violate any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award,
         (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment or any of the Loan Documents, as amended hereby, to which it is or is to be a party.

                  (d) This Amendment has been duly executed and delivered by the Borrower. This Amendment and each of the other Loan Documents, as amended hereby, to which the Borrower is a party are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

                  (e) There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect (other than as set forth on Schedule 4.01) to the Credit Agreement) or (ii) purports to affect the legality, validity or enforceability of this Amendment or any of the other Loan Documents, as amended hereby, or the consummation of any of the transactions contemplated hereby.

                  (f) The representations and warranties contained in each Loan Document are true and correct on and as of the Fifth Amendment Effective Date, other than any such


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         representations or warranties that, by their terms, refer to a specific date other than the Fifth Amendment Effective Date, in which case as of such specific date.

                  (g)      No Defaults exist under the Credit Agreement.

                  SECTION 7. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Agreement.

                  (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 8. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

                  SECTION 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.




                 [Remainder of page intentionally left blank.]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto, duly authorized, as of the date first above written.




                                         TELESPECTRUM WORLDWIDE, INC.


                                         By    ________________________________
                                               Title:

                                         BNP PARIBAS,
                                         as Agent and as Lender


                                         By   ________________________________
                                              Title:

                                         By   ________________________________
                                              Title:


                                         BANK OF AMERICA, N.A.,
                                         as Administrative Agent and as Lender


                                         By   ________________________________
                                              Title:


                                         BANKBOSTON, N.A.


                                         By   ________________________________
                                              Title:


                                         IBJ WHITEHALL BANK & TRUST COMPANY


                                         By   ________________________________
                                              Title:


                                         TORONTO DOMINION (TEXAS), INC.


                                         By   ________________________________
                                              Title:


                                         VAN KAMPEN PRIME RATE
                                         INCOME TRUST


                                         By   ________________________________
                                              Title:

                                         VAN KAMPEN SENIOR FLOATING RATE FUND


                                         By   ________________________________
                                              Title:


                                         VAN KAMPEN SENIOR INCOME TRUST


                                         By   ________________________________
                                              Title:


                                         WELLS FARGO BANK, N.A.


                                         By   ________________________________
                                              Title:


                                         FIRST SOURCE FINANCIAL, LLP
                                         By First Source Financial, Inc.,
                                         its agent/manager


                                         By   ________________________________
                                              Title:


                                         KZH ING-1 LLC


                                         By   ________________________________
                                              Title:


                                         KZH ING-2 LLC


                                         By   ________________________________
                                              Title:


                                         KZH ING-3 LLC


                                         By   ________________________________
                                              Title:

                                         ARCHIMEDES FUNDING, L.L.C.
                                         By: ING Capital Advisors LLC,
                                         as Collateral Manager


                                         By   ________________________________
                                              Title:


                                         ARCHIMEDES FUNDING II, LTD.
                                         By: ING Capital Advisors LLC,
                                         as Collateral Manager


                                         By   ________________________________
                                              Title:

                                     CONSENT



                         Dated as of September __, 2000



                  The undersigned, each Guarantor under either (x) the Guaranty dated as of June 30, 1999 (the "U.S. Guaranty") in favor of the Secured Parties (as defined in the Credit Agreement referred to in the foregoing Amendment) or
(y) the Guaranty dated as of June 30, 1999 (the "Canadian Guaranty" and collectively with the U.S. Guaranty, the "Guaranties") in favor of the Secured Parties (as defined in the Credit Agreement referred to in the foregoing Amendment), hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty to which each of the undersigned is a party and each of the Collateral Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the effectiveness of such Amendment, each reference in each Guaranty and each of the Collateral Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).



                                         TLSP TRADEMARKS, INC.


                                         By   ________________________________
                                              Title:




                                         TELESPECTRUM GOVERNMENT SERVICES, INC.


                                         By   ________________________________
                                              Title:




                                         FIRST DOMINION FUNDING III


                                         By   ________________________________
                                              Title:

                                         CRW FINANCIAL INC.


                                         By   ________________________________
                                              Title:




                                         TELESPECTRUM WORLDWIDE (CANADA) INC.


                                         By   ________________________________
                                              Title: